UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2025

Amentum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42176	99-0622272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4800 Westfields Blvd., Suite #400
Chantilly, Virginia 20151
(703) 579-0410
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMTM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 8.01. Other Events
Amentum Holdings, Inc. (the “Amentum”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the fiscal year ended September 27, 2024 (the “2024 Form 10-K”), as filed with the Securities and Exchange
Commission (the “SEC”) on December 17, 2024, in order to give effect to a change in segment reporting.
As previously disclosed in the Quarterly Report on Form 10-Q for the three months ended December 27, 2024 (as filed with the SEC on February 5, 2025), effective during the three months ended December 27, 2024, the Company announced the realignment of our reporting structure, which resulted in the identification of two reportable segments: Digital Solutions and Global Engineering Solutions.
This Form 8-K updates the information in the following items as initially filed in order to reflect the change in segment reporting:
•Part I. Item 1, Business;
•Part II. Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations,
Part II, Item 8, Financial Statements and Supplementary Data.
No items in the 2024 Form 10-K other than those identified above are being updated by this filing. Information in the 2024 Form 10-K is generally stated as of September 27, 2024 and this filing does not reflect any subsequent information or events other than the change in segment reporting noted above.
Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of
Financial Condition and Results of Operations contained in the 2024 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above.
More current information is contained in our Quarterly Report on Form 10-Q for the three months ended December
27, 2024 and other filings with the SEC. This Form 8-K should be read in conjunction with the 2024 Form 10-K, the
Form 10-Q for the three months ended December 27, 2024, and any other documents we have filed with the SEC subsequent to February 5, 2025.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)
99.1	Revised portion of the Amentum Holdings, Inc. Annual Report on Form 10-K for the fiscal year ended September 27, 2024
101
The following revised portion from the Company’s Annual Report on Form 10-K for the year ended
September 27, 2024 reflecting retrospective adjustments formatted in Inline XBRL: (i) the Consolidated
Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of
Comprehensive (Loss) Income, (iv) the Consolidated Statements of Shareholders’ Equity, (v) the
Consolidated Statements of Cash Flows and (vi) the related Notes to Consolidated Financial Statements.
The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMENTUM HOLDINGS, INC.

Date: March 7, 2025	By:	/s/ Travis B. Johnson
		Name:	Travis B. Johnson
		Title:	Chief Financial Officer